UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 4, 2025

The Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 000-51018

Delaware	23-3016517
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

409 Silverside Road

Wilmington, DE 19809

(Address of principal executive offices, including zip code)

302-385-5000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	TBBK	Nasdaq Global Select

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

[_] Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 4.02.	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

(a)    On March 3, 2025, The Bancorp, Inc. (the “Company”) inappropriately filed its Annual Report on Form 10-K for the fiscal year ended December 31, 2024 (the “Annual Report”). After receiving notification on March 3, 2025 from the Company’s independent public accounting firm, Crowe LLP, on March 4, 2025, the Audit Committee of the Board of Directors concluded that the Company’s filed financial statements for the fiscal years ended December 31, 2022 through 2024 as shown in the Annual Report, should no longer be relied upon because the Company’s independent public accounting firm, Crowe LLP, did not provide final approval to include the audit opinion with respect to the fiscal year ended December 31, 2024 and the consent to the incorporation by reference of the audit report in certain registration statements that were included with the Annual Report. Further, the Company’s prior independent public accounting firm, Grant Thornton LLP, also did not provide approval to include its audit opinion with respect to the fiscal years ended December 31, 2023 and 2022, or its consent to the incorporation by reference of their audit report in certain registration statements, in the Annual Report. The Company is working expeditiously to perform and complete additional closing procedures related to accounting for consumer fintech loans in the allowance for credit losses and to file an amended Annual Report on Form 10-K/A to issue its financial statements for the fiscal years ended December 31, 2022 through 2024 to include Crowe’s and Grant Thornton LLP’s audit opinions and related consents. The Company is evaluating the impact of this non-reliance on its conclusions regarding disclosure controls and procedures and internal control over financial reporting.

The Audit Committee discussed this matter with Crowe LLP and Grant Thornton LLP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 4, 2025	The Bancorp, Inc.

	By:	/s/ Paul Frenkiel
	Name:	Paul Frenkiel
	Title:	Chief Financial Officer and
Secretary